Supplement to

Calvert World Values Fund, Inc.

International Equity Fund

Statement of Information dated: January 31, 2002

Date of Supplement: March 8, 2002

Replace the fifth paragraph under "Investment Advisor and Subadvisors" on page 19 with the following:

Calvert has retained Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") as subadvisor for International Equity. GMO is a privately held limited liability company. For its services to CWVF International Equity Fund, it receives a subadvisory fee, paid by the advisor, for each fund as follows: 0.45% of the average daily assets up to and including $250 million; 0.425% of the average daily net assets over $250 million and up to and including $500 million; and 0.400% of such average daily net assets in excess of $500 million.